UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025 (January 26, 2025)

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41400	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 221-6400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AZPN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement.

On January 26, 2025, Emerson Electric Co., a Missouri corporation (“Parent”), Emersub CXV, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”, and together with Parent, the “Buyer Parties”), and Aspen Technology, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the terms of the Merger Agreement, Purchaser will commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares of common stock of the Company, par value $0.0001 per share (the “Shares”) (other than the Shares owned by the Company, Purchaser or Emerson or any of their respective subsidiaries), at a price of $265 per share (the “Offer Price”), net to the seller in cash, without interest, subject to the conditions set forth in the Merger Agreement.

Consummation of the Offer is subject to the satisfaction or waiver of various conditions set forth in the Merger Agreement, including (a) there shall have been validly tendered in the Offer (and not validly withdrawn) immediately prior to the expiration of the Offer that number of Shares (excluding (1) Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” by the “depository,” as such terms are defined by Section 251(h) of the General Corporation Law of the State of Delaware (the “Delaware Law”) and (2) Shares owned by Parent and its Subsidiaries, Parent’s and its Subsidiaries’ directors and officers, and the Company’s directors and officers) that represent at least one more Share than 50% of the total number of Shares outstanding at the expiration of the Offer (excluding, for the purposes of calculating the total number of Shares outstanding, Shares owned by Parent and its Subsidiaries, Parent’s and its Subsidiaries’ directors and officers, and the Company’s directors and officers), (b) the absence of any applicable law prohibiting the consummation of the Offer and the Merger, (c) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (except, generally, for any inaccuracies that have not had a Company Material Adverse Effect (as defined in the Merger Agreement)), (d) the absence of a Company Material Adverse Effect, (e) the Company’s performance in all material respects of its obligations under the Merger Agreement, and (f) the other conditions set forth in Annex I to the Merger Agreement. The consummation of the Offer and the Merger is not subject to a financing condition.

The Merger Agreement provides that Purchaser will commence the Offer no later than 15 business days after the date of the Merger Agreement. The Offer will expire at one minute after 11:59 p.m., Eastern time, on the date that is 20 business days following the commencement date of the Offer, unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Following consummation of the Offer, Purchaser will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). In the Merger, each Share issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) that is not tendered and accepted pursuant to the Offer (other than the Shares owned by the Company, Purchaser or Emerson or any of their respective subsidiaries, and Shares as to which appraisal rights have been perfected in accordance with applicable law) will automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Offer Price in cash and without interest, less any applicable tax withholding.  At the Effective Time, each outstanding and unexercised Company stock option, whether vested or unvested, that has an exercise price less than the Offer Price will be automatically canceled and converted into the right to receive, for each Share underlying such Company stock option, an amount in cash without interest equal to the difference between the Offer Price and the applicable per share exercise price, less any applicable tax withholding. At the Effective Time, each Company stock option that has an exercise price equal to or greater than the Offer Price will be canceled for no consideration. At the Effective Time, each Company performance stock unit and each Company restricted stock unit that is (a) vested (and, in the case of a Company performance stock unit, was earned) or (b) held by a non-employee director of the Company (whether vested or unvested), will be automatically canceled and converted into the right to receive, for each Share underlying such Company performance stock unit or Company restricted stock unit, an amount in cash without interest equal to the Offer Price, less any applicable tax withholding.  At the Effective Time, each Company performance stock unit and each Company restricted stock unit which is outstanding and unvested will be assumed by Emerson and converted into an award of restricted stock units with respect to Emerson shares. The number of Emerson shares applicable to each Emerson restricted stock unit will be equal to (i) the number of Shares underlying each Company performance stock unit or Company restricted stock unit multiplied by (ii) the Equity Award Exchange Ratio (as defined in the Merger Agreement), rounded down to the nearest whole number of Emerson shares.  Each Emerson restricted stock unit will be subject to the same terms and conditions, including vesting schedule, that applied to the corresponding Company performance stock unit or Company restricted stock unit prior to the Effective Time.

A special committee (the “Special Committee”) of independent and disinterested members of the Company’s board of directors (the “Board of Directors”) has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to, and in the best interests of, the Company and the stockholders of the Company (excluding the Buyer Parties and their respective directors and officers (the “Unaffiliated Stockholders”)), (ii) determined that the Merger Agreement is advisable and in the best interests of the Company and the Unaffiliated Stockholders and (iii) recommended that the Board of Directors approve and authorize the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger in accordance with the Delaware Law.

The Board of Directors has, acting on the unanimous recommendation of the Special Committee, (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are fair to, and in the best interests of, the Company and the Unaffiliated Stockholders, (ii) approved the Merger Agreement and the execution, delivery and performance of the Merger Agreement by the Company, declared the Merger Agreement advisable and approved the transactions contemplated thereby, including the Offer and the Merger, in accordance the Delaware Law, (iii) recommended acceptance of the Offer by the stockholders of the Company and (iv) resolved that the Merger Agreement and the Merger shall be governed by Section 251(h) of the Delaware Law and that the Merger shall be effected as soon as practicable following the consummation (as defined in Section 251(h)(6) of the Delaware Law) of the Offer.

The Merger Agreement contains customary representations and warranties by Parent, Purchaser and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operations of the business of the Company between signing and closing and other matters.

The Merger Agreement contains customary non-solicitation restrictions prohibiting the Company’s solicitation of alternative business combination transactions and restricts the Company’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to customary exceptions in the event of an acquisition proposal that was not solicited in violation of these restrictions and that the Board of Directors (upon the recommendation of the Special Committee) determines is, or is reasonably likely to result in, a Superior Proposal (as defined in the Merger Agreement).

The Merger Agreement contains termination rights for each of Parent, Purchaser and the Company including by either Parent or the Company if the Acceptance Date (as defined in the Merger Agreement) shall not have occurred on or before April 26, 2025 or by the Parent if the Company makes an Adverse Recommendation Change (as defined in the Merger Agreement), and further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Parent a termination fee of $221,000,000.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or Parent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties thereto in connection with the signing of the Merger Agreement. These disclosure schedules include information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Purchaser and Parent, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Purchaser or Parent.

Item 8.01
Other Events.

On January 27, 2025, the Company and Parent issued a joint press release announcing the entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 26, 2025, among Aspen Technology, Inc., Emerson Electric Co. and Emersub CXV, Inc.*
99.1	Joint Press Release, issued January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

Additional Information and Where to Find it

No tender offer for the shares of the Company has commenced at this time. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company, nor is it a substitute for the tender offer materials that Parent will file with the SEC upon the commencement of the offer. A solicitation and offer to buy outstanding shares of the Company will only be made pursuant to the tender offer materials that Emerson intends to file with the SEC. At the time the tender offer is commenced, Emerson will file tender offer materials on Schedule TO and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 and a transaction statement on Schedule 13E-3 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT AND THE SCHEDULE 13E-3 WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS OF THE COMPANY SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES OF COMMON STOCK IN THE TENDER OFFER. The tender offer materials (including the Offer to Purchase and the related Letter of Transmittal), the Solicitation/Recommendation Statement and the Schedule 13E-3 will be made available for free at the SEC’s website at www.sec.gov. In addition, free copies of these materials (if and when they become available) will be made available by the Company by mail to Aspen Technology, Inc., 20 Crosby Dr., Bedford, MA 01730, Attn: Investor Relations, by email at IR@aspentech.com or on the Company’s internet website at https://ir.aspentech.com.

Forward Looking Statements

This communication contains forward-looking statements related to the Company, Emerson and the proposed acquisition by Emerson of the outstanding shares of common stock of the Company that Emerson does not already own (the “Transaction”), which involve substantial risks and uncertainties. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions.

Forward-looking statements reflect current beliefs and expectations; however, these statements involve inherent risks and uncertainties, including with respect to consummating the Transaction and any competing offers or acquisition proposals for the Company, uncertainties as to how many of the Company’s stockholders will tender their stock in the tender offer, the effects of the Transaction (or the announcement thereof) on the Company’s stock price, relationships with key third parties or governmental entities, transaction costs, risks that the Transaction disrupts current plans and operations or adversely affects employee retention, potentially diverting management’s attention from the Company’s ongoing business operations, changes in the Company’s business during the period between announcement and closing of the Transaction, and any legal proceedings that may be instituted related to the Transaction. Actual results could differ materially due to various factors, risks and uncertainties. Among other things, there can be no guarantee that the Transaction will be completed in the anticipated timeframe or at all, that the conditions required to complete the Transaction will be met, that any event, change or other circumstance that could give rise to the termination of the definitive agreement for the Transaction will not occur or that Emerson will realize the expected benefits of the Transaction; and other risks listed under the heading “Risk Factors” in the Company’s periodic reports filed with the SEC, including Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, as well as the Schedule 14D-9 and Schedule 13E-3 that may be filed by the Company and the Schedule TO and related tender offer documents that may be filed by Emerson. You should not place undue reliance on these statements. All forward-looking statements are based on information currently available to the Company, and the Company disclaims any obligation to update the information contained in this communication as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aspen Technology, Inc.

Date:	January 27, 2025	By:	/s/ Christopher Cooper
		Name:	Christopher Cooper
		Title:	Senior Vice President, Chief Legal Officer